Amendment

dated February 14, 2013

to the

Distribution and Shareholder Services Plan—Advisor Class and C-Class Shares

of

Rydex Series Funds,

dated August 28, 2000,

as Amended

EXHIBIT A

Rydex Series Funds

Distribution and Shareholder Service Fees – Advisor Class Shares

Rydex Funds – Advisor Class Shares

Nova Fund

Inverse S&P 500® Strategy Fund

NASDAQ-100® Fund

Inverse NASDAQ-100® Strategy Fund

Government Long Bond 1.2x Strategy Fund

Inverse Government Long Bond Strategy Fund

Banking Fund

Basic Materials Fund

Biotechnology Fund

Consumer Products Fund

Electronics Fund

Energy Fund

Energy Services Fund

Financial Services Fund

Health Care Fund

Internet Fund

Leisure Fund

Precious Metals Fund

Retailing Fund

Technology Fund

Telecommunications Fund

Transportation Fund

Utilities Fund

EXHIBIT B

Rydex Series Funds

Distribution and Shareholder Service Fees – C-Class Shares

Rydex Funds – C-Class

Nova Fund

Inverse S&P 500® Strategy Fund

NASDAQ-100® Fund

Inverse Government Long Bond Strategy Fund

Mid-Cap 1.5x Strategy Fund

Inverse NASDAQ-100® Strategy Fund

Government Long Bond 1.2x Strategy Fund

Russell 2000® 1.5x Strategy Fund

Europe 1.25x Strategy Fund

S&P 500® Pure Value Fund

S&P 500® Pure Growth Fund

S&P MidCap 400® Pure Value Fund

S&P MidCap 400® Pure Growth Fund

Inverse Mid-Cap Strategy Fund

S&P SmallCap 600® Pure Value Fund

S&P Small-Cap 600® Pure Growth Fund

Inverse Russell 2000® Strategy Fund

Strengthening Dollar 2x Strategy Fund

Weakening Dollar 2x Strategy Fund

U.S. Long Short Momentum Fund

Multi-Hedge Strategies Fund

Banking Fund

Basic Materials Fund

Biotechnology Fund

Commodities Strategy Fund

Consumer Products Fund

Electronics Fund

Energy Fund

Energy Services Fund

Financial Services Fund

Health Care Fund

Internet Fund

Leisure Fund

Precious Metals Fund

Real Estate Fund

Retailing Fund

Technology Fund

Telecommunications Fund

Transportation Fund

Utilities Fund

S&P 500® Fund

Russell 2000® Fund

All-Asset Moderate Strategy Fund

All-Asset Conservative Strategy Fund

All-Asset Aggressive Strategy Fund

Managed Futures Strategy Fund

High Yield Strategy Fund

Inverse High Yield Strategy Fund

Japan 2x Strategy Fund

Managed Commodities Strategy Fund

Event Driven and Distressed Strategies Fund

International 2x Strategy Fund

Inverse International 2x Strategy Fund

Emerging Markets 2x Strategy Fund

Inverse Emerging Markets 2x Strategy Fund

Global Managed Futures Strategy Fund

Emerging Markets Bond Strategy Fund

Distribution and Shareholder Service Fees

Distribution Services                                         Seventy-Five basis points (.75%)

Shareholder Services                                         Twenty-Five basis points (.25%)

Calculation of Fees

Distribution and Shareholder Service fees are based on a percentage of the Funds’ average daily net assets attributable to Shares of the Funds.

Additions are noted in bold.